UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Earnings Teleconference Earnings Teleconference First Quarter Ended June 30, 2010 First Quarter Ended June 30, 2010 July 21, 2010 July 21, 2010

1 1
FORWARD-LOOKING STATEMENTS
This presentation contains statements that are forward looking. Forward-looking statements include the statements identified as forward-looking in the
Company’s press release announcing its quarterly earnings, as well as any statement that is not based on historical fact, including statements containing the words “believes,” “may,” “plans,” “will,” “could,” “should,” “estimates,” “continues,” “anticipates,” “intends,” “expects” and similar expressions.  All forward-looking statements are based on current expectations regarding important risk factors and should not be regarded as a representation by us or any other person that the results expressed therein will be achieved.  Airgas assumes no obligation to revise or update any forward-looking statements for any reason, except as required by law.  Important factors that could cause actual results to differ materially from those contained in any forward-looking statement include the factors identified in the Company’s press release announcing its quarterly earnings, as well as other factors described in the Company's reports, including its March 31, 2010 Form 10-K and other forms filed by the Company with the Securities and
Exchange Commission.  The Company notes that forward-looking statements made in connection with a tender offer are not subject to the safe harbors created by the Private Securities Litigation Reform Act of 1995. The Company is not waiving any other defenses that may be available under applicable law.
ADDITIONAL INFORMATION
This press release does not constitute an offer to buy or solicitation of an offer to sell any securities.  In response to the tender offer commenced by Air
Products Distribution, Inc., a wholly owned subsidiary of Air Products and Chemicals, Inc., Airgas has filed a solicitation/recommendation statement on
Schedule 14D-9 with the U.S. Securities and Exchange Commission ("SEC").  INVESTORS AND SECURITY HOLDERS OF AIRGAS ARE URGED TO READ
THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION.
Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Airgas through the web site maintained by the SEC at http://www.sec.gov.  Also, materials related to Air Products' Unsolicited Proposals are available in the "Investor Information"
section of the Company's website at www.airgas.com, or through the following web address:  http://investor.shareholder.com/arg/airgascontent.cfm.
In addition, Airgas has filed a preliminary proxy statement on Schedule 14A with the SEC on July 8, 2010 in connection with the solicitation of proxies for the 2010 Annual Meeting of Airgas stockholders. Airgas expects to file a definitive proxy statement with the SEC in connection with the solicitation of proxies for the 2010 annual meeting of Airgas stockholders and may file other proxy solicitation material in connection therewith.  Any definitive proxy statement will be mailed to stockholders of Airgas.  INVESTORS AND SECURITY HOLDERS OF AIRGAS ARE URGED TO READ THESE AND OTHER
DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT
INFORMATION.  Investors and security holders will be able to obtain free copies of these documents (when available) and other documents filed with the
SEC by Airgas through the web site maintained by the SEC at http://www.sec.gov.
CERTAIN INFORMATION REGARDING PARTICIPANTS
Airgas and certain of its directors and executive officers may be deemed to be participants under the rules of the SEC. Security holders may obtain information regarding the names, affiliations and interests of Airgas' directors and executive officers in Airgas' Annual Report on Form 10-K for the year ended March 31, 2010, which was filed with the SEC on May 27, 2010, and its proxy statement for the 2009 Annual Meeting, which was filed with the SEC on July 13, 2009 and its preliminary proxy statement for the 2010 Annual Meeting, which was filed with the SEC on July 8, 2010. To the extent holdings of Airgas securities have changed, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.
These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC if and when they become available.

• Strong performance as economy emerges from recession
• 1Q11 Adjusted EPS* $0.83
–
Second-best earnings quarter in Airgas history
–
Revenues not yet recovered to pre-recessionary levels
• Same-store sales up +6% YoY
–
Daily sales improved +5% sequentially
–
Broad-based momentum, led by manufacturing
• Strategic Accounts sales up 12%; now represent 20% of total sales
• Adjusted Operating Margin* 12.3% (up 130 bps YoY)
–
Strong operating leverage on sales growth
• Raised FY11 Adj. EPS* guidance by more than 7% to $3.15 to $3.30
–
Represents 21% to 27% growth before SAP costs
• Free Cash Flow* of $113 million
• Adjusted Debt* reduction of $83 million
• Increased 2Q11 dividend by 14% to 25¢
First Quarter Recap
First Quarter Recap
2 2
* See attached reconciliations of non-GAAP measures

3 3
Strategic Products Overview
Strategic Products Overview
1Q11: Broad-based increase in customer activity, most pronounced in manufacturing; continued strong existing customer penetration
Long-term: Strong cross-sell, customer base under-penetrated
1Q11: Sequential and YoY improvement in industrial mfg, including steel, and auto; continued strength in food-freezing
Long-term: Application growth, engineering solutions, sales force presence in the field
1Q11: Relatively resilient throughout downturn; slowing in elective and non-
critical procedures more than offset by new customer signings
Long-term: Population demographics for respiratory therapy, full range of supply modes, strong cross-sell
1Q11: Sequential improvement due to normal seasonality of business
Long-term: Food product applications, beverage market
1Q11: Higher YoY volumes; sequential improvement in demand for core spec gases, including EPA protocols
Long-term: Application growth, environmental regulations, enhanced capabilities
1Q11 1Q11
Organic Organic
Growth Growth
Strategic Products represent more than 40% of total
sales and have strong growth profiles due to:
Favorable customer segments
Application development
Increasing environmental regulation
Strong cross-sell
Quarterly
Quarterly Sales Commentary / Long-Term Growth Accelerators
Strategic Products Strategic Products
1Q11 1Q11
Organic Organic
Growth Growth
1Q11 1Q11
Seq. DSR Seq. DSR
Growth Growth
1Q11 1Q11
Seq. DSR Seq. DSR
Growth Growth
Total Strategic Products Total Strategic Products +9% +9%
+7% +7%
+6% +6%
+5% +5%
+15% +15% +8% +8%
+4% +4%
+8% +8%
+3% +3% +3% +3%
+3% +3%
+5% +5%
+7% +7%
+19% +19%
Safety Products Safety Products
Bulk Gas Bulk Gas
Medical Sales Medical Sales
Specialty Gas Specialty Gas
CO CO
2 2
/Dry Ice /Dry Ice
Total Same-Store Sales

Consolidated Results
Consolidated Results
4 4
* See attached reconciliations of non-GAAP measures
Note: Certain reclassifications have been made to prior period financial statements to conform to the current presentation.
($ in millions, except per share amounts) 1Q11 4Q10 Seq. Var. 1Q10 YoY Var.
Sales $ 1,053 $ 983 +7% $ 982 +7%
Gas & Rent Sales Mix 64.2% 63.8% 65.0%
Same-Store Sales +6%
Price +1%
Volume +5%
Gas & Rent SSS +5%
Hardgoods SSS +8%
Acquired Sales Contribution +1%
Gross Profit $ 578 $ 535 $ 543
Gross Margin 54.9% 54.4% + 50 bps 55.3% -40 bps
Adjusted Operating Income* $ 130 $ 105 +24% $ 108 +20%
Adjusted Operating Margin* 12.3% 10.7% + 160 bps 11.0% + 130 bps
EPS $ 0.76 $ 0.47 +62% $ 0.66 +15%
Significant Charges Included in EPS:
Costs related to unsolicited takeover attempt 0.03 0.18 -
Loss on early extinguishment of debt 0.02 0.07 -
Multi-employer pension plan withdrawal 0.02 - -
Income tax benefit - (0.03) -
Adjusted EPS* $ 0.83 $ 0.69 +20% $ 0.66 +26%
Weighted Average Shares Outstanding 85.3 84.7 +1% 83.3 +2%
Return on Capital (LTM) * 10.5% 10.0% 11.8%
Free Cash Flow * $ 113 $ 121 $ 119
Adjusted Debt * $ 1,721 $ 1,805 $ 1,981
• Incremental
selling day
• Daily Sales Rate
+5% seq.

Segment Results
Segment Results
5 5
Distribution
($ in millions)
1Q11 4Q10 Seq. Var. 1Q10 YoY Var.
Sales $ 932 $ 889 +5% $ 875 +7%
Gas & Rent Sales Mix 59.7% 60.1% 60.9%
Same-Store Sales +5%
Price +1%
Volume +4%
Gas & Rent SSS +3%
Hardgoods SSS +8%
Gross Profit $ 517 $ 491 $ 490
Gross Margin 55.5% 55.3% + 20 bps 56.1% -60 bps
Adjusted Operating Income* $ 107 $ 100 +7% $ 90 +19%
Adjusted Operating Margin* 11.5% 11.2% + 30 bps 10.3% + 120 bps
All Other Operations
($ in millions)
1Q11 4Q10 Seq. Var. 1Q10 YoY Var.
Sales $ 128 $ 100 +28% $ 113 +14%
Same-Store Sales +13%
Gross Margin 46.9% 43.3% + 360 bps 46.7% + 20 bps
Operating Income $ 23 $ 5 +317% $ 18 +25%
Operating Margin 17.7% 5.4% + 1230 bps 16.1% + 160 bps
• Incremental
selling day
• Daily Sales Rate
+3% seq.
* See attached reconciliations of non-GAAP measures
Note: Certain reclassifications have been made to prior period financial statements to conform to the current presentation.

6 6
($ in millions)
1Q11 1Q10
Cylinders and Bulk Tanks $ 19 $ 16
Machinery and Equipment 13 14
Computers 1 2
Rental Welders - -
Construction-in-Process, Buildings & Land 22 27
Other ^ 6 8
TOTAL $ 61 $ 67
% of Sales 5.8% 6.9%
^ Includes Vehicles, Furniture & Fixtures and other items not specifically identified.
Capital Expenditures
Capital Expenditures

• Guidance
• Assumptions
–
Tax rate 38%-39%
–
Includes SAP implementation costs
–
Includes acquisitions closed through 7/20/10
–
Does not incorporate the impact of debt extinguishment or multi-employer pension plan withdrawal charges, if any, or future costs related to unsolicited takeover attempt
7 7
2Q11 & FY11 Guidance Summary
2Q11 & FY11 Guidance Summary
2Q11 FY11 (Updated)
Adjusted EPS $0.78 to $0.82 $3.15 to $3.30
YoY % Growth +15% to +21% +18% to +23%
SAP implementation costs
included in guidance $0.03 $0.10
YoY % Growth ex- SAP costs +19% to +25% +21% to +27%
Operating Margin 12.0% to 12.5%
Capex ~5.5% of Sales
Same-Store Sales Growth
High
Single Digits
Mid to High
Single Digits
Ahead of schedule on mid-term earnings goal
Ahead of schedule on mid-term earnings goal
of $4.20+ per share in calendar 2012
of $4.20+ per share in calendar 2012

8 8
Path to 2Q11 & FY11 EPS Guidance
Path to 2Q11 & FY11 EPS Guidance
1Q11 Adjusted EPS* $0.83
Refrigerants &
Rental Welder Business
SAP Implementation (0.01)
Sales Growth / Price Increase
Improving Economy
Operating Efficiencies
EPS Guidance
$0.78 - $0.82
(0.05)
0.01 - 0.05
(+1% to +6%)
2Q11
* See attached reconciliations of non-GAAP measures
FY10 Adjusted EPS* $2.68
Variable Compensation Reset
(Bonus/Commissions)
SAP Implementation (0.10)
Tax Rate / Share Count (0.06)
Sales Growth / Price Increase
Improving Economy
Operating Efficiencies
Adjusted EPS* Guidance
$3.15 - $3.30
0.73 - 0.88
(+27% to +33%)
FY11 (Updated)
(0.10)

Airgas

Calendar Year Adjusted EPS* 2002-2005
$1.60
$1.50
$1.40
$1.30
$1.20
$1.10
$1.00
$0.90
$0.80
Dec-02
Dec-03
Dec-04
Dec-05

Calendar Year EPS 2009-2012
$4.60
$4.20
$3.80
$3.40
$3.00
$2.60
$2.20
Dec-09
Dec-10
Dec-11
Dec-12

9 9
Post-Recession EPS Growth
Post-Recession EPS Growth
* See attached reconciliations of non-GAAP measures Note: “CAGR” = Compound Annual Growth Rate
$4.20+
(CY12 Goal)
$2.67*
$1.53
$0.94
16% CAGR
18% CAGR
FY11 FY11
Guidance* Guidance*
(Updated) (Updated)
$3.30
$3.15
—
EPS
—
Adj. EPS*

10 10 10 10
Significant Upside Remains
Significant Upside Remains
for Airgas Shareholders
for Airgas Shareholders
• Acquisition opportunities still abundant in a highly-fragmented industry –
considerable leverage to our premier distribution infrastructure
• Sales & marketing alignment by customer segment only recently expanded to all target segments – tremendous leverage to fast-growing
Strategic Accounts program
• Customer-centric operating culture will enhance cross-sell opportunities for an already compelling product and service offering
• Strategic Products growth will continue to outperform the core business during the economic recovery
• SAP platform to unlock significant yet-to-be-quantified incremental benefits – provide upside to our mid-term financial targets
• Agility to identify and quickly integrate adjacencies – opportunities for additional adjacencies

Non-GAAP Reconciliations:
Non-GAAP Reconciliations:
Adjusted Operating Income & Adjusted Operating Margin
Adjusted Operating Income & Adjusted Operating Margin
11 11
Consolidated Airgas
June 30, March 31, June 30,
(Dollars in thousands) 2010 2010 2009
Net sales 1,052,656 $         983,308 $            981,991 $
Operating income 122,751 $            81,883 $                107,909 $
Operating margin 11.7% 8.3% 11.0%
Plus:
Costs related to unsolicited
takeover attempt 3,787 23,435 -
Multi-employer pension plan
withdrawal charges 3,204 - -
Adjusted operating income 129,742 $            105,318 $            107,909 $
Adjusted operating margin 12.3% 10.7% 11.0%
Distribution Segment
June 30, March 31, December 31, September 30, June 30,
(Dollars in thousands) 2010 2010 2009 2009 2009
Net sales 931,840 $            889,139 $            854,476 $            860,267 $            874,592 $
Operating income $             103,844 99,875 $                89,306 $                92,388 $                89,749 $
Operating margin 11.1% 11.2% 10.5% 10.7% 10.3%
Plus:
Multi-employer pension plan
withdrawal charges 3,204 - 4,950 1,700 -
Adjusted operating income 107,048 $            99,875 $               94,256 $               94,088 $               89,749 $
Adjusted operating margin 11.5% 11.2% 11.0% 10.9% 10.3%
Three Months Ended
Three Months Ended
The Company believes the above adjusted operating income and adjusted operating margin computations help investors assess the Company’s operating performance without the impact of charges associated with the Company’s withdrawal from multi-employer pension plans and costs related to Air Products’
unsolicited takeover attempt. Non-GAAP numbers should be read in conjunction with GAAP financial measures, as non-GAAP metrics are merely a supplement to, and not a replacement for, GAAP financial measures.  It should be noted as well that our adjusted operating income and adjusted operating margin computations may be different from the adjusted operating income and adjusted operating margin computations provided by other companies.
Certain reclassifications have been made to prior period financial statements to conform to the current presentation.

Non-GAAP Reconciliations:
Non-GAAP Reconciliations:
Adjusted Earnings Per Diluted Share
Adjusted Earnings Per Diluted Share
12 12
Quarterly
June 30, 2010 March 31, 2010 September 30, 2009 June 30, 2009
Earnings per diluted share
Adjustments to earnings per
diluted share:
Costs related to unsolicited
takeover attempt 0.03 0.18 - -
Loss on debt extinguishment 0.02 0.07 0.02 -
Multi-employer
pension plan withdrawal charges 0.02 - 0.01 -
Non-recurring tax benefit - (0.03) - -
Adjusted earnings per diluted share 0.83 $                                0.69 $                                0.68 $                                0.66 $
Three Months Ended
Annual
Year Ended
March 31, 2010 Low YoY Change High YoY Change
Earnings per diluted share
Adjustments to earnings per
diluted share:
Costs related to unsolicited
takeover attempt 0.18 0.03 0.03
Loss on debt extinguishment 0.14 0.02 0.02
Multi-employer
pension plan withdrawal charges 0.05 0.02 0.02
Non-recurring tax benefit (0.03) - -
Adjusted earnings per diluted share 2.68 $                                 3.15 $                    18% 3.30 $                    23%
(Guidance Range)
Year Ended March 31, 2011
0.47
$
0.65
$
0.66
$
2.34
$
3.08 $
3.23
$ 0.76
The Company believes that adjusted earnings per diluted share above provide investors meaningful insight into the Company's earnings trend without the impact of debt extinguishment charges, multi-employer pension plan withdrawal charges, and costs related to the unsolicited takeover attempt.  Non-GAAP numbers should be read in conjunction with GAAP financial measures, as non-GAAP metrics are merely a supplement to, and not a replacement for, GAAP financial measures.  It should be noted as well that our adjusted earnings per diluted share metric may be different from adjusted earnings per diluted share metrics provided by other companies.

Non-GAAP Reconciliations:
Non-GAAP Reconciliations:
Adjusted
Adjusted
Earnings
Earnings
Per
Per
Diluted
Diluted
Share
Share
–
–
Calendar
Calendar
Year
Year
Basis
Basis
13 13
The Company believes that adjusted earnings per diluted share above provide investors meaningful insight into the Company's earnings trend without the impact of debt extinguishment charges, multi-employer pension plan withdrawal charges, the settlement of material litigation, restructuring charges, insurance gains, fire losses, the costs of the BOC acquisition integration, employee separation costs, hurricane losses and losses from discontinued operations.  Non-
GAAP numbers should be read in conjunction with GAAP financial measures, as non-GAAP metrics are merely a supplement to, and not a replacement for,
GAAP financial measures.  It should be noted as well that our adjusted earnings per diluted share metric may be different from adjusted earnings per diluted share metrics provided by other companies.
2009 2005 2004 2003 2002
Earnings per diluted share
2.55 $           1.48 $           1.18 $           1.04
$
0.82 $
Adjustments:
Loss on debt extinguishment 0.07 - - - -
Multi-employer pension plan withdrawal charges 0.05 - - - -
Legal Settlement - - - - 0.08
Restructuring charge (recovery)
- - (0.01) - 0.03
Insurance gain - - - (0.02) -
Fire Losses
- - - 0.02 -
Acquisition integration costs - 0.01 0.03 - -
Employee separation costs
- 0.01 - - -
Hurricane losses - 0.02 - - -
Losses from discontinued operations - 0.01 - 0.01 0.01
Adjusted earnings per diluted share
2.67 $           1.53 $           1.20 $           1.05 $           0.94 $
Calendar Year Ended December 31,

Non-GAAP Reconciliations:
Non-GAAP Reconciliations:
Adjusted Cash from Operations,
Adjusted Cash from Operations,
Adjusted Capital Expenditures & Free Cash Flow
Adjusted Capital Expenditures & Free Cash Flow
14 14
June 30, March 31, June 30,
(Amounts in thousands) 2010 2010 2009
Net cash (used) provided by operating activities (129,679) $            188,312 $                   162,259 $
Adjustments to cash provided by operating activities:
    Cash used by the securitization of trade receivables
295,000                 (27,100)                       15,900
    Stock issued for employee stock purchase plan 3,580                      4,092                           3,888
    Tax benefit realized from the exercise of stock options 1,952                      11,620                        1,334
    Adjusted cash from operations 170,853 $             176,924 $                  183,381 $
Capital expenditures (61,121) $              (61,154) $                    (67,312) $
Adjustments to capital expenditures:
    Proceeds from sales of plant & equipment 3,338                      5,577                           2,510
    Adjusted capital expenditures (57,783) $              (55,577) $                    (64,802) $
Free Cash Flow 113,070 $             121,347 $                  118,579 $
Three Months Ended
The Company believes that free cash flow and adjusted cash from operations provide investors meaningful insight into the Company's ability to generate cash from operations, which is available for servicing debt obligations and for the execution of its business strategy, including acquisitions, the prepayment of debt, the payment of dividends, or to support other investing and financing activities.  Non-GAAP numbers should be read in conjunction with GAAP financial measures, as non-GAAP metrics are merely a supplement to, and not a replacement for, GAAP financial measures.  It should be noted as well that our free cash flow and adjusted cash from operations metrics may be different from free cash flow and adjusted cash from operations metrics provided by other companies.

Non-GAAP Reconciliations:
Non-GAAP Reconciliations:
Return on Capital & Adjusted Debt
Return on Capital & Adjusted Debt
15 15
The Company believes this return on capital computation helps investors assess how effectively the Company uses the capital invested in its operations.
Our management uses return on capital as one of the metrics for determining employee compensation.  Non-GAAP numbers should be read in conjunction with GAAP financial measures, as non-GAAP metrics are merely a supplement to, and not a replacement for, GAAP financial measures.  It should be noted
as well that our return on capital computation information may be different from the return on capital computations provided by other companies.
(In thousands) June 30, 2010 March 31, 2010 June 30, 2009
Adjusted operating Income - Trailing Four Quarters 451,496 $                     429,683 $                     497,922 $
Five Quarter Average of Total Assets 4,507,863 $                   4,428,239 $                   4,320,704 $
Five Quarter Average of Securitized Trade Receivables 217,577                        288,500                        337,380
Five Quarter Average of Current Liabilities (exclusive of debt)
(425,637)                       (419,959)                       (444,625)
Five Quarter Average Capital Employed
4,299,803 $                   4,296,780 $                   4,213,459 $
Return on Capital
10.5%                             10.0%                             11.8%
(In thousands) June 30, 2010 March 31, 2010 June 30, 2009
Current portion of long-term debt 9,589 $                         10,255 $                       11,033 $
Long-term debt, excluding current portion 1,711,630                     1,499,384                     1,675,194
Net debt 1,721,219                     1,509,639                     1,686,227
Securitization of trade receivables - 295,000                        295,000
Adjusted debt 1,721,219 $                  1,804,639 $                  1,981,227 $
Prior to April 1, 2010, the Company used adjusted debt to provide investors with a more meaningful measure of the Company’s debt obligations by adjusting for funds received under the trade receivables securitization program, the outstanding amounts of which were previously not recognized on the Company’s balance sheet.  On April 1, 2010, the Company adopted new accounting guidance which affected the presentation of its trade receivables securitization program.  Under the new guidance, proceeds received under the securitization are treated as secured borrowings, and therefore are reflected on the balances sheet.  Previously, they were treated as proceeds from the sale of trade receivables.